Exhibit 99.1

Marlette Funding, LLC 3419 Silverside Road Wilmington, Delaware 19810	Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below related to certain information with respect to a portfolio of unsecured consumer loans in conjunction with the proposed offering of Marlette Funding Trust 2022-3, Series 2022-3 Asset-Backed Notes. Marlette Funding, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information related to the Statistical Loan File. Additionally, Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On August 19, 2022, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of close of business on August 7, 2022, with respect to 28,903 unsecured consumer loans (the “Statistical Loan File”).

At the Company’s instruction, we randomly selected 130 unsecured consumer loans (the “Sample Loans”) from the Statistical Loan File using the following criteria provided to us by the Company:

	Population Type (as set forth on the Statistical Loan File)
Seller	Base	Upsize	Reserve
Seller 1	23	4	3
Seller 2	8	2	1
Seller 3	8	2	1
Seller 4	12	2	1
Seller 5	8	2	1
Seller 6	7	1	1
Seller 7	34	7	2

Member of
Deloitte Touche Tohmatsu Limited

At the instruction of the Company, we performed certain comparisons and recomputations for each of the Sample Loans relating to the unsecured consumer loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics
1. Loan number (for informational purpose only) 2. Origination date 3. Original principal balance 4. Loan term 5. Annual percentage rate (APR) 6. Borrower rate 7. Scheduled monthly payment amount	8. Original FICO score 9. Current principal balance 10. Loan grade 11. Borrower stated income 12. State of residence 13. Number of payments made 14. Remaining number of payments

We compared Characteristics 2. through 5. to the corresponding information set forth on or derived from the “Truth in Lending Agreement;” Characteristics 6. and 7. to screen shots from the Company’s servicing system (the “Servicing System Screen Shots”); Characteristic 8. to the “Credit Report;” Characteristic 9. to an electronic data file, prepared, created and delivered by the Company on August 30, 2022, from the Company’s servicing system, as of the close of business August 7, 2022, (the “Current Principal Balance Query”) or Servicing System Screen Shots; and Characteristics 10. through 12. to screen shots from the Company’s origination system (the “Origination System Screen Shots”).

With respect to Characteristic 13., we recalculated the number of payments made using (i) the loan term and original principal balance (each as set forth on the Truth in Lending Agreement), (ii) scheduled monthly payment amount (as set forth on the Servicing System Screen Shots), (iii) current principal balance (as set forth on the Servicing System Screen Shots or Current Principal Balance Query), (iv) “interest paid” (as set forth on an electronic data file, prepared, created and delivered by the Company on August 24, 2022, from the Company’s servicing system, as of the close of business August 7, 2022, (the “Interest Paid Query”)) and (v) certain methodologies provided to us by the Company.  We compared such recomputed information to the corresponding information set forth on the Statistical Loan File.

With respect to Characteristic 14., we recalculated the remaining number of payments by subtracting (i) the number of payments made (as determined above) from (ii) the loan term (as set forth on the Truth in Lending Agreement).  We compared such recomputed information to the corresponding information set forth on the Statistical Loan File.

Further, with respect to Characteristic 5., we recalculated the annual percentage rate using (i) the scheduled monthly payment amount (as set forth on the Servicing System Screen Shots), (ii) loan term and amount financed (each as set forth on the Truth in Lending Agreement) and (iii) certain methodologies provided to us by the Company.  We compared such recomputed information to the related annual percentage rate set forth on the Statistical Loan File.  At the Company’s instruction, for purposes of our comparison, differences of 0.01% or less are deemed to be “in agreement.”

The unsecured consumer loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above-mentioned Loan Documents, except as indicated in Appendix A.  Supplemental information is contained in Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the unsecured consumer loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”).  An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed.  We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Loan File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

September 1, 2022

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 1, 2022.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	One difference for borrower stated income.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 1, 2022.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan Number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Origination System Screen Shot

1	44641432	Borrower stated income	$500,000.00	$650,000.00

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.